INCOME TAXES	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
INCOME TAXES
NOTE 10 - INCOME TAXES

The Company has net operating loss carry forwards for federal income tax purposes of approximately $45,500,000 at December 31, 2014, the unused portion of which expires in years 2025 through 2034. The Company accounts for income taxes under Accounting Standards Codification 740, Income Taxes “ASC 740”. ASC 740 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statements and the tax basis of assets and liabilities, and for the expected future tax benefit to be derived from tax losses and tax credit carry forwards. ASC 740 additionally requires the establishment of a valuation allowance to reflect the likelihood of realization of deferred tax assets. Internal Revenue Code Section 382 “IRC 382” places a limitation on the amount of taxable income that can be offset by carry forwards after a change in control (generally greater than a 50% change in ownership). The issuance of the Company’s Series A Preferred Stock on January 15, 2009 resulted in a change of control as defined under IRC 382.

The table below summarizes the differences between the Company’s effective tax rate and the statutory federal rate as follows for the periods ended December 31, 2014 and 2013:

	2014	2013

Computed “expected” expense (benefit)	$(1,770,839)	$(610,053)
State tax expense (benefit), net of federal effect	(151,786)	(52,290)
Amortization/impairment of acquisition related assets	(5,002)	(5,002)
Stock based compensation	675,565	35,657
(Gain) loss on change in fair value of warrants	(19,547)	(9,500)
Other permanent differences	9,646	4,461
Increase in valuation allowance	1,261,963	636,727
	$-	$-

Deferred tax assets and liabilities are provided for significant income and expense items recognized in different years for tax and financial reporting purposes. The components of the net deferred tax assets for the years ended December 31, 2014 and 2013 were as follows:

	2014	2013

Deferred tax assets:
Net operating loss carry forward	$17,237,156	$15,997,952
Depreciation	51,197	49,051
Compensation expense	45,684	71,585
Deferred revenue	54,842	-
All Miscellaneous Other	23,756	32,084
Total deferred tax asset	17,412,635	16,150,672

Deferred tax liabilities	-	-
Net deferred tax asset	17,412,635	16,150,672
Less: valuation allowance	(17,412,635)	(16,150,672)
	$-	$-

The Company has fully reserved the deferred tax asset in excess of the deferred tax liabilities due to the limitation on taxable income that can be offset by net operating loss carry forwards in future periods under IRC section 382 as a result of changes in control and substantial uncertainty of the realization of any tax assets in future periods. The valuation allowance was increased by $1,261,963 from the prior year.